UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 19, 2025

H&R BLOCK, INC.

(Exact name of registrant as specified in charter)

Missouri	001-06089	44-0607856
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One H&R Block Way, Kansas City, Missouri 64105

(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 19, 2025, H&R Block, Inc. (the "Company") and Block Financial LLC ("Block Financial") entered into an Underwriting Agreement (the "Underwriting Agreement") with J.P. Morgan Securities LLC, PNC Capital Markets LLC, and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (the "Underwriters"), providing for the issuance and sale by Block Financial of $350.0 million principal amount of its 5.375% Notes due 2032 (the "Notes"), which will be fully and unconditionally guaranteed by the Company. The closing of the sale of the Notes is expected to occur on August 26, 2025. The offering of the Notes was registered under the Securities Act of 1933 (the "Securities Act"), as amended, pursuant to a shelf registration statement on Form S-3ASR (File No. 333-281584), which became effective upon filing, as supplemented by the prospectus supplement dated August 19, 2025, previously filed with the Securities Exchange Commission under the Securities Act.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and Block Financial, conditions to closing, indemnification obligations of the Company, Block Financial and the Underwriters, and termination and other customary provisions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 19, 2025, by and among H&R Block, Inc. and Block Financial LLC and J.P. Morgan Securities LLC, PNC Capital Markets LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date:	August 25, 2025	By:	/s/ Katharine M. Haynes
Katharine M. Haynes
Vice President and Corporate Secretary